CUSIP No. 910741107               SCHEDULE 13D               Page 14 of 14 Pages

                                   Exhibit 1

                         Amended Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D (and further amendment filed by them) with respect to the Common Shares (as defined in the Schedule 13D filed with the Securities and Exchange Commission on August 15, 2000).

                                    Southwest Securities, Inc.

                                    By: /s/ David Glatstein
                                        ----------------------------------------
                                            David Glatstein, President and CEO

                                    /s/ David Glatstein
                                    --------------------------------------------
                                            David Glatstein, Individually


                                    Jerome N. Glatstein Trust

                                    By: /s/ David Glatstein
                                        ----------------------------------------
                                            David Glatstein, Trustee


                                    Fiduciary Financial Services
                                            of the Southwest, Inc.

                                    By: /s/ Paul H. Welch
                                        ----------------------------------------
                                            Paul H. Welch, President


                                    EQSF Advisers, Inc.

                                    By: W. James Hall
                                        ----------------------------------------
                                            W. James Hall, Secretary


                                    M.J. Whitman Advisers, Inc.

                                    By: W. James Hall
                                        ----------------------------------------
                                            W. James Hall, Secretary

Dated: August 25, 2000